UNIT SUBSCRIPTION PURCHASE AGREEMENT

This **SUBSCRIPTION AGREEMENT** (this "Agreement") dated as of _____________, 2024, by and between **Idaho Copper Corporation,** a Nevada corporation, with offices at 800 W. Main Street, Suite 1460, Boise, Idaho 83702 (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Buyer" and collectively the "Buyers").

WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the "SEC") in connection with the Company's private placement offering of the securities described below on a reasonable best-efforts basis to "accredited investors," as defined in Regulation D ("Regulation D").

B. Buyers desire to purchase, and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, units ("Units"), with each Unit comprised of (i) one (1) share of Series A Convertible Non-Voting Preferred Stock, $0.001 par value per share (the "Preferred Stock"), and (ii) 62,500 common stock purchase warrants (the "Warrants"). The rights and preferences of the Preferred Stock, including without limitation, the right of the holder thereof to convert each share of Preferred Stock into 50,000 shares of the Company's common stock ("Common Stock"), are as set forth on the Certificate of Designation of the Company attached hereto as Exhibit A, and the rights of the holders of the Warrants to exercise the Warrant for 3 years at an exercise price of $0.24 per share of Common Stock, are set forth in the form of the Warrant attached hereto as Exhibit B.

C. The Company has agreed to file a registration statement to cover the re-sale of the shares of Common Stock issuable upon the conversion of the Preferred Stock and upon the exercise of the Warrants (collectively, the "Conversion Shares"), all on the terms and conditions provided for in this Agreement.

D. Each Buyer, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Units, in the amount indicated on such Buyer's signature page to this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Units.

a. Purchase of Units. On the Closing Date (as defined below), and on the basis of the representations, warranties, covenants and agreements contained herein, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Units.

b. Purchase Price. The purchase price per Unit is $12,000 (the "Purchase Price").

c. Form of Payment. On or prior to the Closing Date, (i) the Buyer shall remit the Purchase Price for the Units it is purchasing at the Closing (as defined below) by wire transfer of immediately available funds to the escrow agent, in accordance with the written wiring instructions provided by the escrow agent, against delivery of the Units, and (ii) the Company shall deliver such Units on behalf of the Company, to the Buyer, against delivery of the Purchase Price thereof.

d. Closing Date. Subject to the terms and conditions herein, the date and time of the issuance and sale of the Units pursuant to this Agreement (the "Closing Date") shall be no later than two

business days after the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of the Company, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. This offering shall continue until the earliest of: (a) the date the Company and Placement Agent, in their discretion, elect to terminate the offering, (b) the date upon which all 125 Units have been sold, or (c) December 31, 2023, or such date as may be extended from time to time by the Company and Placement Agent without notice to investors, but not later than 180 days thereafter (the "Offering Period".)

e. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Buyer agrees to purchase, the number of Units as set forth on each Buyer's signature page hereto.

f. Registration Rights. No later than the ninetieth (90th) business day after the final date of Closing (the "Registration Deadline Date"), the Company shall file with the SEC a Registration Statement covering the resale of all of the Conversion Shares. The foregoing Registration Statement shall be filed on Form S-1 or any successor forms thereto. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof and keep the Registration Statement effective for one year from its effective date. If the Company fails to file a registration statement by the Registration Deadline Date, the Company agrees to pay the Buyer 2.5% of the Purchase Price for each 30 days that the Company fails to file the Registration Statement, *provided*, *however*, that the Buyer shall not under any circumstance be entitled to receive in excess of 10% of the Purchase Price as a result of any such failure.

2. Buyer's Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Units, the Preferred Stock, the Warrants and the Conversion Shares (collectively, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

b. Accredited Investor Status. The Buyer is, as of the date hereof, and on each date on which it exercises the Warrants and/or converts the Preferred Stock, (i) an "accredited investor" as defined in Rule 501(a) under the Securities Act, and has completed and delivered the U.S. Accredited Investor Certificate attached hereto, or (ii) if the Buyer is a resident of Canada, is an "accredited investor" as defined in Canadian National Instrument 45-106 and has completed and delivered both the Non-U.S. Persons Investors certificate attached hereto and any Accredited Investor Certificate required pursuant to Canadian securities laws, or (iii) if the Buyer is resident outside of Canada and the United States, has completed and delivered the Non-U.S. Persons Investors certificate attached hereto and represents and warrants that (A) the Buyer is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Buyer is resident (the "International Jurisdiction") which would apply to the acquisition of Securities, if any; (B) the Buyer is acquiring the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Buyer is permitted to acquire the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; (C) that, to the knowledge of the Buyer, the acquisition of the Securities does not contravene any applicable securities laws of the Authorities in the International Jurisdiction and does not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and the sale or resale of the Securities; and (D) the acquisition of the Securities by the Buyer does not trigger: (x) any obligation for the Company to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such

purchase in the International Jurisdiction; or (y) any continuous disclosure reporting obligation of the Company in the International Jurisdiction.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and the Buyer's attorney, accountant, purchaser representative, or tax advisor (collectively, the "Advisors") acknowledge that it has had the opportunity to review the filings made by the Company with the SEC and have been, and for so long as the Units remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its Advisors. The Buyer and its Advisors, if any, have been, and for so long as the Units remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. The Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its Advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company and paid for by the Company up to an aggregate total cost of $2,000 for all such opinions, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Securities, and, until such time as the Conversion Shares have been registered under the Securities Act or may be sold pursuant to Rule 144 without

any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

> **"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."**

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any shares upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer's name on the signature pages hereto.

i. No Solicitation. The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

j. Brokerage Fees. The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transaction contemplated hereby.

k. Buyer's Advisors. The Buyer and its Advisors, as the case may be, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

l. Buyer Liquidity. The Buyer has adequate means of providing for Buyer's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time, and after purchasing the Securities the Buyer will be able to provide for any foreseeable current needs and possible personal contingencies. The Buyer must bear and acknowledges the substantial economic risks of the investment in the Securities including the risk of illiquidity and the risk of a complete loss of this investment.

m. No Other Representations or Information. In evaluating the suitability of an investment in the Securities, the Buyer has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Units.

n. Authorization; Enforcement. The Buyer has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities. The execution, delivery and performance of this Agreement and the Securities by the Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Buyer or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Buyer and upon execution of this Agreement by the Company, constitute, or shall constitute when executed and delivered, a valid and binding obligation of the Buyer enforceable against the Buyer in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

o. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) if the Buyer is not an individual, result in a violation of the Buyer's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Buyer is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Buyer or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Buyer). The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business, such that the failure to so qualify would not have a material adverse effect on the assets or business of the Company, its subsidiaries, or the ability of the Company to perform its obligations hereunder.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, and to consummate the transactions contemplated hereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, by the Company and the consummation by it of the transactions contemplated hereby (including without limitation, the issuance of the Units and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Buyer, will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance

with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

c. Issuance of Shares. The shares of Preferred Stock are duly authorized and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Stock and the exercise of the Warrant in accordance with their respective terms, will be validly issued, fully paid and non-assessable. The issuance of the Preferred Stock and the Conversion Shares will be free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect on the Common Stock upon the issuance of the Conversion Shares upon conversion of the Preferred Stock and exercise of the Warrant. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and the exercise of the Warrant in accordance with the respective terms thereof, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement and the Units by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

f. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect.

g. Acknowledgment Regarding Buyer' Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer' purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the

issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

4. Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraises or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

5. Conditions Precedent to The Company's Obligations to Sell. The obligation of the Company hereunder to issue and sell the Units to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, *provided*, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions Precedent to the Buyer's Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer the shares of Preferred Stock and Warrants (in such denominations as the Buyer shall have paid for) and in accordance with Section 1(b) above.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Indemnification.

a. Each Buyer severally and not jointly agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisors, shareholders, affiliates, and each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (hereinafter a "Loss") arise out of or are based upon any representation or warranty being untrue in any material respect, or any untrue statement or alleged untrue statement of a material fact, contained in the this Agreement or in any document furnished by the Company in connection herewith, including any electronic road show or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss.

b. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under this Section 7. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties); *provided*, *however*, that such counsel shall be reasonably satisfactory to the indemnified party.

8. Miscellaneous.

a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties hereto further agree that any action between them shall be heard exclusively in federal or state court sitting in Washoe County, Nevada, and expressly consent to the jurisdiction and venue of the Supreme Court of Nevada, sitting in Washoe County and the United States District Court for the District of Nevada for the adjudication of any civil action asserted pursuant to this paragraph. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIS AGREEMENT OR UNDER ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees

that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer and by the Company.

f. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in this Agreement, whenever Buyer exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Preferred Stock or exercise of a Warrant, the applicable Buyer shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Buyer of the aggregate exercise price paid to the Company for such shares and the restoration of such Buyer's right to acquire such shares pursuant to such Buyer's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

g. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, or other form of electronic transmission) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this section. The addresses for such communications shall be:

If to the Company, to:

Idaho Copper Corporation
800 W. Main St., Ste 1460
Boise, ID 83702
Attn: Chief Financial Officer
Email: rscannell@twinds.net

With a copy to (which copy should not constitute a notice hereunder):

The Crone Law Group P.C.
420 Lexington Avenue,
Suite 2446
New York, NY 10170
Attn: Mark Crone, Esq.
Email: mcrone@cronelawgroup.com

If to the Buyer: As provided for on the signature page attached hereto

Each party hereto shall provide notice to the other party of any change in address.

h. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

i. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

j. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. Each party hereto agrees to indemnify and hold harmless the other party and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by such party of any of its representations, warranties and covenants set forth in this Agreement.

k. Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

m. Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. The decision of each Buyer to purchase the Securities has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer and any of its agents or employees shall have any liability to any other Buyer (or any other person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in the Units, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Buyer in connection with monitoring its investment in the Securities or enforcing its rights thereunder. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights

arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the transactions contemplated hereby.

Escrow of Subscription Funds

Commencing on the date of this Memorandum all funds received by the Company in full payment of subscriptions for Units will be deposited in an escrow account which funds shall be maintained by the Escrow Agreement (defined below) pursuant to an escrow agreement which, the Company has confirmed, complies with all FINRA and SEC rules and regulations. The Company has established an escrow account with Flagstar Bank, N.A. (the "Escrow Agent"), into which the minimum offering proceeds will be placed.

How to Subscribe for Shares

A purchaser of Units must complete, date, execute, and deliver to the Company the following documents, as applicable, all of which are included as part of the Investor Subscription Package:

- An Investor Suitability Questionnaire;
- A signed copy of the Subscription Agreement;
- A wire payable to Flagstar Bank, N.A. as Escrow Agent for Idaho Copper Escrow (the "Escrow Agent") in the amount of $12,000 per Unit for each Unit purchased as called for in the Subscription Agreement (minimum purchase of $12,000).

The following are the wire transfer instructions of the Escrow Agent for the Company's escrow account:

Receiving Bank:	Flagstar Bank, N.A.,
ABA Routing Number:	026013576
Account Name:	Flagstar Bank, N.A., as Escrow Agent for Idaho Copper Corporation
Account Number:	1505339343

[Remainder of Page Intentionally Omitted; Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

IDAHO COPPER CORPORATION

By: ________________________________
Name: Robert Scannell
Title: Chief Financial Officer

BUYER

By:________________________________
Name:

Address:
Phone:
Email:

SUBSCRIPTION AMOUNT:_____________________________

IDAHO COPPER CORPORATION
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must *CHECK* one)

( ) (A) a natural person whose individual net worth, or joint net worth with that person's spouse (not counting the primary residence), at the time of his purchase exceeds $1,000,000;

( ) (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

( ) (C) a natural person who is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of the issuer;

( ) (D) a natural person who holds a Series 7, 65 or 82 license in good standing or who holds certain other educational or professional certifications designated or approved by the SEC;

( ) (E) a natural person who qualifies as a "knowledgeable employee," as defined in 17 CFR § 270.3c-5, of a particular private fund solely with respect to an investment in such private fund;

( ) (F) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance Partnership as defined in Section 2(13) of the Securities Act; an investment Partnership registered under the Investment Partnership Act of 1940 or a business development Partnership as defined in Section 2(a)(48) of that Act; a Small Business Investment Partnership licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3 (21) of ERISA, which fiduciary is either a bank. savings and loan association, insurance Partnership or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A)-(G)),

( ) (G) a private business development partnership as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

( ) (H) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Interests;

( ) (I) a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Interests whose purchase is directed by a person who has knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in Interests;

( ) (J) any entity registered as an investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940 or applicable state laws;

( ) (K) any entity qualifying as "Rural Business Investment Company" as defined in Section 384(A)(14) of the Consolidated Farm and Rural Development Act;

( ) (L) any entity, including Native American tribes, labor unions, government bodies, funds, limited liability companies, etc., owning "investments" as defined in 17 CFR § 270.2a51-1(b) in excess of $5,000,000 which is not formed for the purpose of acquiring the Interests offered herein;

( ) (M) any "family office" or "family client" each as defined in 17 CFR § 275.202(a)(11)(G)-1: (a) having at least $5,000,000 in assets under management; (b) which was not formed for the purpose of acquiring the Interest offered herein; (c) whose prospective investments are managed by "a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risk of the prospective investment."

( ) (N) an entity in which all of the equity owners are "accredited investors" (as listed in categories (A)-(L)).

IDAHO COPPER CORPORATION
For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must *INITIAL* this section):

Initial _______ The investor is not a "U.S. Person" as defined in Regulation S; and specifically, the investor is not:

A. a natural person resident in the United States of America, including its territories and possessions ("United States");

B. a partnership or corporation organized or incorporated under the laws of the United States;

C. an estate of which any executor or administrator is a U.S. Person;

D. a trust of which any trustee is a U.S. Person;

E. an agency or branch of a foreign entity located in the United States;

F. a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G. a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H. a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I. the investor was not offered the securities in the United States;

J. at the time the buy-order for the securities was originated, the investor was outside the United States; and

K. the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. We will ask you for your name, address, date of birth and other information that will allow us to identify you. We will ask to see a non-expired valid issued government identification, such as your driver's license or other identifying documents. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ANTI-MONEY LAUNDERING INFORMATION FORM
The following is required in accordance with the AML provision of the USA PATRIOT ACT.
(Please fill out and return with requested documentation.)

INVESTOR NAME: ____

LEGAL ADDRESS: ____

____

SSN# or TAX ID#

OF INVESTOR: ____

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME EXCEED $200,000: No ☐ Yes ☐ AGE: ________

NET WORTH (excluding value of primary residence) EXCEEDS $1,000,000:

No ☐ Yes ☐

OCCUPATION: ____

ADDRESS OF EMPLOYER: ____

____

INVESTMENT OBJECTIVE(S):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1. Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature.

Current Driver's License or Valid Passport or Identity Card

(Circle one or more)

2. If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Incorporation, Bylaws, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3. Please advise where the funds were derived from to make the proposed investment:

Investments Savings Proceeds of Sale Other ____________

(Circle one or more)

Signature: ______________________________

Print Name: ______________________________

Title (if applicable): ______________________________

Date: ______________________________

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

INTERCREDITOR AGREEMENT

This **INTERCREDITOR AGREEMENT** (the "Agreement") dated as of _____________ ____, 2024, by and among and Idaho Copper Corporation, a Nevada corporation (the "Company"), each holder of the Convertible Secured Promissory Notes issued to the parties identified on Schedule 1 (the "Existing Noteholders") and each holder of Series A Convertible Non-Voting Preferred Stock identified on Schedule 2 attached hereto, as such schedule is amended from time to time, (each a "Preferred Holder" and collectively the "Preferred Holders", and together with the Existing Noteholders, each a "Creditor" and collectively the "Creditors", and together with the Company each a "Party" and collectively the "Parties").

WITNESSETH:

WHEREAS, on January 23, 2023, the Company assumed Convertible Secured Promissory Notes issued by International CuMo Corporation (the "Convertible Notes";

WHEREAS, the Company is issuing a maximum of 200 Series A Convertible Non-Voting Preferred Stock to the Preferred Holders (the "Preferred Stock") in a private placement;

WHEREAS, the in the event of a Liquidation (as defined below in Section 1(b)) the holders of Preferred Stock have the right to convert their shares of Series A Preferred Stock into a promissory note (a "Liquidation Note"); and

WHEREAS, the Parties wish to agree as to the order of priority of the Convertible Notes and any Liquidation Notes between the Existing Noteholders and the Preferred Holders, in the event of a Liquidation.

NOW THEREFORE, in consideration of the mutual benefits accruing to Parties hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Equal Treatment.

a. Other than as set forth in Section 2 below, with respect to the assets of the Company upon a Liquidation, the Liquidation Notes and the Convertible Notes shall rank be *pari passu*. The Company shall not offer, nor will any Creditor accept, any consideration from the Company in satisfaction of this provision or any third-party in relation to the Convertible Notes or any Liquidation Notes, unless such consideration is offered to all the Creditors at the same time on a pro rata basis. Further the Company shall not make any payment on the Convertible Notes or any Liquidation Notes in satisfaction of this provision unless such payment is made to all the Creditors *pari passu* and pro rata to each such Creditor's outstanding principal amount of Convertible Notes or Liquidation Notes, respectively, at any given time that a determination needs to be made of pro rata holdings.

b. For purposes of this Agreement, the term "Liquidation" means any commencement by the Company, or commencement against the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or a commencement by the Company of any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company, or a commencement against the Company under any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty- one (61) business days; or any adjudication of the Company as insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered against Company; or any appointment of any custodian, private or court

appointed receiver or the like for it or any substantial part of the Company's property which continues undischarged or unstayed for a period of sixty- one (61) business days; or a general assignment by the Company for the benefit of its creditors; or the Company's failure to pay, or statement that it is unable to pay, or inability to pay, its debts generally as they become due; or a meeting of the Company's creditors is called with a view to arranging a composition, adjustment or restructuring of its debts; or any act or failure to act by the Company that expressly indicates its consent to, approval of, or acquiescence in any of the foregoing; or any corporate or other action taken by the Company for the purpose of effecting any of the foregoing.

c. If any Creditor hereto receives payment from the Company pursuant to Section 1(a) not in compliance with this Agreement, the other Parties shall be immediately notified, and such payment shall be shared with all of the other Creditors in proportion to their respective pro rata holdings as set forth above.

d. If any Creditor collects proceeds pursuant to its rights under a Liquidation Note or a Convertible Note, the other Parties shall be immediately notified, and such payment shall be shared with all of the other Creditors as set forth above.

e. Adjustments shall be made between the Creditors from time to time to reflect the fact that any contingent obligation taken into account as an obligation under the Liquidation Notes or Convertible Notes becomes satisfied or incapable of maturing into an actual obligation.

2. Collateral and Excluded Collateral. Notwithstanding anything to the contrary in Section 1 above, no distribution of assets of the Company to the Preferred Holders or the Existing Noteholders shall include a right to the following patented lode mining claims that represent approximately 7.3% of the CuMo Project: that acreage located in Section 13, Township 8 North, Range 5 East, Boise Meridian, Boise County, Idaho, as depicted on Mineral Survey 1706: Blackbird, Red Flag, Enterprise, Enterprise Fraction, Commonwealth, Baby Mine.

3. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties. No Party hereto may assign or permit the assignment of its obligations without first requiring the assignee of such obligation to assume such assigning Party's rights and obligations under this Agreement. Except as required by the preceding sentence, no Party may assign its rights or obligations under this Agreement without the Company's prior written consent.

4. Parties in Interest. Except as expressly provided in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right to subrogation or action over against any Party to this Agreement.

5. Insolvency. This Agreement shall be applicable both before and after any insolvency proceeding by or against the Company and all converted or succeeding cases in respect thereof, and all references herein to the Company shall be deemed to apply to an agent for the Company as debtor-in-possession.

6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The Parties further agree that any action between them shall be heard exclusively in federal or state court sitting in Washoe County, Nevada, and expressly consent to the jurisdiction and venue of the Supreme Court of Nevada, sitting in Washoe County and the United States District Court for the District of Nevada for the adjudication of any civil action asserted pursuant to this paragraph. The Parties to this

Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIS AGREEMENT OR UNDER ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY. The prevailing Party shall be entitled to recover from the other Party its reasonable attorney's fees and costs. Each Party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

7. Injunctive Relief. Each Party acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

8. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; *provided* that in such case the Parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the Parties.

9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, or other form of electronic transmission) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this section. The addresses for such communications shall be:

If to the Company, to:

Idaho Copper Corporation
800 W. Main St., Suite 1460, Boise, ID 83702
Attn: Chief Financial Officer
Email: rscannell@twinds.net

With a copy to (which copy should not constitute a notice hereunder):

The Crone Law Group P.C.
420 Lexington Avenue, Suite 2446, New York, NY 10170
Attn: Mark Crone, Esq.
Email: mcrone@cronelawgroup.com

To Creditors: To the addresses listed on Schedule 1 and Schedule 2 (To Come).

Each Party shall provide notice to the other Parties of any change in address.

10. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the Parties as it related to the subject matter hereof. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the Parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by all Parties. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by electronic transmission.

[Signatures page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

IDAHO COPPER CORPORATION

By: ________________________
Name:
Title:

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

EXISTING NOTEHOLDERS:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

By:__________________________
Name:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

PREFERRED HOLDER:

By:___________________________
Name:

[*Signature Page to ICC Intercreditor Agreement – Preferred Holders*]

Schedule 1

Holders of Convertible Secured Promissory Notes

Noteholder Name	Address
Steven Rudofsky	11 Ranulf Road, London NW2 2BT, United Kingdom
Feehan Partners, LP	155 Jamaica Street, Tiburon, California, 94920, United States
Jeffrey Hembrock	3510 N. Lake Drive, Milwaukee, Wisconsin, 53211, United States
Girish Gaitonde	14599 Deer Spring Ct, Saratoga, California, 95070, United States
Corey Redfield	5333 Dominick Drive, Minnetonka, Minnesota, 55343, United States
Scott Peters	45 Rolling Hills, Tiburon, California, 94920, United States
Andrew Brodkey	401 East 89th Street, Unit 10K, New York, New York, 10128, United States
Shaun Dykes	541 East Columbia Street, New Westminster, British Columbia, V3L 3X8, Canada
James Dykes	541 East Columbia Street, New Westminster, British Columbia, V3L 3X8, Canada
Jason Czerniej	19280 Streamstone Walk, Pitt Meadows, BC V3Y 0B1, Canada
Louise Dykes	541 East Columbia Street, New Westminster, British Columbia, V3L 3X8, Canada
Patricia Czerniej	19280 Streamstone Walk, Pitt Meadows, BC V3Y 0B1, Canada

Schedule 2

<u>Holders of Series A Convertible Non-Voting Preferred Stock</u>

[**To Come**]